Exhibit 10.1

Waiver of Class A Preemptive Rights Holders

and

Option to Purchase Class C Preferred Units

June 6, 2017

Waiver

Each of the undersigned, in its capacity as a Class A Preemptive Rights Holder (as such term is defined in the Third Amended and Restated Agreement of Limited Partnership of NGL Energy Partners LP (the “Partnership”), dated as of June 24, 2016 (the “Partnership Agreement”)), hereby waives any preemptive rights it may hold pursuant to Section 5.12(g) of the Partnership Agreement and Section 6 of the 2016 Warrants (as defined in the Partnership Agreement), in each case, with respect to, and consents to the amendment and restatement of the Partnership Agreement in connection with, the Partnership’s proposed registered public offering and sale (the “Class B Preferred Units Offering”) of an undetermined number of Class B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (“Class B Preferred Units”) representing limited partner interests of the Partnership (and any common units representing limited partner interests of the Partnership issuable upon conversion of any Class B Preferred Units), with such rights, preferences, privileges and powers as described in the preliminary prospectus supplement relating to the Class B Preferred Units, as filed with the United States Securities and Exchange Commission (the “SEC”) on June 6, 2017 pursuant to Rule 424(b) of the rules and regulations promulgated under the Securities Act of 1933, as amended, and the Partnership’s term sheet relating to the Class B Preferred Units filed with the SEC as a free writing prospectus; provided, however, that this waiver shall be null and void ab initio in the event that either (i) the Class B Preferred Units are issued with an initial yield (based on the public offering price per Class B Preferred Unit and the applicable distribution rate in respect thereof) greater than 9.5% or (ii) the closing of the Class B Preferred Units Offering fails to occur prior to June 20, 2017.

Option

In connection with each closing (an “Offering Closing”) of the Class B Preferred Units Offering, the Partnership hereby grants to the Option Holders (as defined below) an option to purchase up to a number of Class C Preferred Units (as defined below) equal to 41.6777% of the number of Class B Preferred Units issued and sold at such Offering Closing.  Each such option relating to an Offering Closing shall be exercisable once (and not more than once) by providing written notice to the Partnership not more than 10 business days after the date of such Offering Closing.  If exercised, each such option shall be settled on a date to be agreed upon with the Partnership, which shall not be less than 10 business days nor more than 15 business days after the date of exercise.  The price to be paid per Class C Preferred Unit issued and sold pursuant to each such option shall be equal to the public offering price per Class B Preferred Unit in the Class B Preferred Units Offering.  As used herein (i) the term “Option Holders” means Highstar NGL Prism/IV-A Interco LLC, Highstar NGL Main Interco LLC, NGL CIV A, LLC and NGL Prism/IV-A Blocker LLC (the “Highstar Entities”) and each entity or account managed, advised or sub-advised, directly or indirectly by the Highstar Entities and (ii) the term “Class C Preferred Units” means a new separate class of preferred limited partner interests in the Partnership constituting a separate class of equity interests with designations, preferences, rights and powers substantially similar to those of the Class B Preferred Units.  For purposes of each such option, the entities comprising the Option Holders shall act as a single entity, and each exercise of each such option shall be made pursuant to not more than one written notice provided by or on behalf of the Option Holders.

IN WITNESS WHEREOF, each of the undersigned have executed this instrument, effective as of the date first above written.

HIGHSTAR NGL PRISM/IV-A INTERCO LLC

By: Highstar Capital GP IV, L.P.,
its managing member

By: Highstar Capital GP IV, LLC,
its general partner

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

Waiver and Option

HIGHSTAR NGL MAIN INTERCO LLC

By: Highstar Capital GP IV, L.P.,
its manager

By: Highstar Capital GP IV, LLC,
its general partner

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

NGL CIV A, LLC

By: Highstar Capital NGL Co-Invest Manager LLC,
its managing member

By: Highstar Capital GP IV, L.P.,
its managing member

By: Highstar Capital GP IV, LLC,
its general partner

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

Waiver and Option

NGL PRISM/IV-A BLOCKER, LLC

By: Highstar Capital GP IV, L.P.,
its managing member

By: Highstar Capital GP IV, LLC,
its general partner

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

Waiver and Option

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

By	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Executive Vice President and Chief Financial Officer

Waiver and Option